UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2019
____________________

REKOR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38338	81-5266334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14420 Albemarle Point Place, Suite 200, Chantilly, VA, 20151
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (703) 953-3838

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 26, 2019, Novume Solutions, Inc. changed its legal name (the “Name Change”) to Rekor Systems, Inc. (the “Company”) by filing with the Secretary of State of the State of Delaware an amendment (the “Certificate of Amendment”) to its Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”). The Board of Directors of the Company (the “Board”) approved the Name Change pursuant to Section 242 of the General Corporation Law of the State of Delaware, under which stockholder approval is not required to effect a corporate name change. The Board also adopted the Amended and Restated Bylaws of the Company (the “Amended Bylaws”) to amend and restate the Company’s existing Amended and Restated Bylaws (the “Bylaws”) to reflect the Name Change, effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware. The Name Change does not affect the rights of the Company’s stockholders, and except for the Name Change, there were no changes to the Certificate of Incorporation or Bylaws. Copies of the Certificate of Amendment and the Amended Bylaws, are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

In connection with the Name Change, the Company changed: (1) the ticker symbol for its common stock (the “Common Stock”) on the Nasdaq Stock Market to “REKR” and the CUSIP number for the Common Stock to 759419 104; (2) the ticker symbol for its Series A Cumulative Convertible Redeemable Preferred Stock (the “Series A Preferred Stock”) on the OTC Markets OTCQB exchange to “REKRP” and the CUSIP number for the Series A Preferred Stock to 759419 203; and (3) the ticker symbol for the Company’s Warrant to Purchase Common Stock (the “Warrant”) on the OTC Markets OTCQB exchange to “REKRW” and the CUSIP number for the Warrant to 759419 112.

The Company also changed its website address to www.rekorsystems.com. The information contained on the Company’s website is not incorporated by reference into this Current Report on Form 8-K (the “Current Report”), and any information contained on, or that can be accessed through, the Company’s website should be not considered a part of this Current Report.

The Company has updated its committee charters and corporate policies, including its Code of Conduct, to reflect the Name Change. No other changes to the committee charters or corporate policies will be made.

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release announcing the Name Change is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment, as filed with the Secretary of State of the State of Delaware, effective on April 26, 2019.
3.2	Amended and Restated Bylaws of Rekor Systems, Inc., adopted on April 26, 2019.
99.1	Press Release issued by Rekor Systems, Inc. on April 30, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVUME SOLUTIONS, INC.

Date: April 30, 2019	/s/ Robert A. Berman
Name: Robert A. Berman Title: President and Chief Executive Officer